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                                                                    EXHIBIT 23.9

                      [PRICEWATERHOUSECOOPERS LETTERHEAD]



October 11, 2000



CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-1 dated October 16, 2000 of Oil States International, Inc. of our report dated January 29, 1999, relating to the financial statements of CE Franklin Ltd., which appears in such Registration Statement.



/s/ PRICEWATERHOUSECOOPERS LLP



CHARTERED ACCOUNTANTS
Calgary, Alberta